Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.

Schedule 1.1

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2020
	As Reported	Remove current period JDE results	Add prior period JDE results	As Recast
Net revenues	$6,707			$6,707
Cost of sales	4,256			4,256

Gross profit	2,451			2,451
Gross profit margin	36.5%			36.5%

Selling, general and administrative expenses	1,537			1,537
Asset impairment and exit costs	15			15
Amortization of intangibles	43			43

Operating income	856			856
Operating income margin	12.8%			12.8%

Benefit plan non-service income	(33)			(33)
Interest and other expense, net	190			190

Earnings before income taxes	699			699

Provision for income taxes	(148)			(148)
Effective tax rate	21.2%			21.2%
Gain on equity method investment transactions	71			71
Equity method investment net earnings	138	$(59)	$42	121

Net earnings	760	(59)	42	743

Noncontrolling interest earnings	(7)			(7)

Net earnings attributable to Mondelēz International	$753	$(59)	$42	$736

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.53			$0.51

Diluted earnings per share attributable to Mondelēz International	$0.52			$0.51

Average shares outstanding:
Basic	1,434			1,434
Diluted	1,445			1,445

Schedule 1.2

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2019
	As Reported	Remove current period JDE results	Add prior period JDE results	As Recast
Net revenues	$25,868			$25,868
Cost of sales	15,531			15,531

Gross profit	10,337			10,337
Gross profit margin	40.0%			40.0%

Selling, general and administrative expenses	6,136			6,136
Asset impairment and exit costs	228			228
Gain on divestitures	(44)			(44)
Amortization of intangibles	174			174

Operating income	3,843			3,843
Operating income margin	14.9%			14.9%

Benefit plan non-service income	(60)			(60)
Interest and other expense, net	456			456

Earnings before income taxes	3,447			3,447

Provision for income taxes	(2)			(2)
Effective tax rate	0.1%			0.1%
Loss on equity method investment transaction	(2)			(2)
Equity method investment net earnings	442	$(195)	$254	501

Net earnings	3,885	(195)	254	3,944

Noncontrolling interest earnings	(15)			(15)

Net earnings attributable to Mondelēz International	$3,870	$(195)	$254	$3,929

Per share data:
Basic earnings per share attributable to Mondelēz International	$2.68			$2.72

Diluted earnings per share attributable to Mondelēz International	$2.65			$2.69

Average shares outstanding:
Basic	1,445			1,445
Diluted	1,458			1,458

Schedule 1.3

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2019
	As Reported	Remove current period JDE results	Add prior period JDE results	As Recast
Net revenues	$6,913			$6,913
Cost of sales	4,154			4,154

Gross profit	2,759			2,759
Gross profit margin	39.9%			39.9%

Selling, general and administrative expenses	1,750			1,750
Asset impairment and exit costs	59			59
Amortization of intangibles	44			44

Operating income	906			906
Operating income margin	13.1%			13.1%

Benefit plan non-service income	(18)			(18)
Interest and other expense, net	70			70

Earnings before income taxes	854			854

Provision for income taxes	(230)			(230)
Effective tax rate	26.9%			26.9%
Equity method investment net earnings	105	$(43)	$50	112

Net earnings	729	(43)	50	736

Noncontrolling interest earnings	(3)			(3)

Net earnings attributable to Mondelēz International	$726	$(43)	$50	$733

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.50			$0.51

Diluted earnings per share attributable to Mondelēz International	$0.50			$0.50

Average shares outstanding:
Basic	1,441			1,441
Diluted	1,453			1,453

Schedule 1.4

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2019
	As Reported	Remove current period JDE results	Add prior period JDE results	As Recast
Net revenues	$6,355			$6,355
Cost of sales	3,839			3,839

Gross profit	2,516			2,516
Gross profit margin	39.6%			39.6%

Selling, general and administrative expenses	1,466			1,466
Asset impairment and exit costs	134			134
Gain on divestitures	(3)			(3)
Amortization of intangibles	43			43

Operating income	876			876
Operating income margin	13.8%			13.8%

Benefit plan non-service income	(13)			(13)
Interest and other expense, net	205			205

Earnings before income taxes	684			684

Benefit for income taxes	633			633
Effective tax rate	(92.5)%			(92.5)%
Equity method investment net earnings	111	$(49)	$52	114

Net earnings	1,428	(49)	52	1,431

Noncontrolling interest earnings	(5)			(5)

Net earnings attributable to Mondelēz International	$1,423	$(49)	$52	$1,426

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.98			$0.99

Diluted earnings per share attributable to Mondelēz International	$0.98			$0.98

Average shares outstanding:
Basic	1,445			1,445
Diluted	1,458			1,458

Schedule 1.5

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2019
	As Reported	Remove current period JDE results	Add prior period JDE results	As Recast
Net revenues	$6,062			$6,062
Cost of sales	3,593			3,593

Gross profit	2,469			2,469
Gross profit margin	40.7%			40.7%

Selling, general and administrative expenses	1,427			1,427
Asset impairment and exit costs	15			15
Gain on divestitures	(41)			(41)
Amortization of intangibles	43			43

Operating income	1,025			1,025
Operating income margin	16.9%			16.9%

Benefit plan non-service income	(12)			(12)
Interest and other expense, net	101			101

Earnings before income taxes	936			936

Provision for income taxes	(216)			(216)
Effective tax rate	23.1%			23.1%
Loss on equity method investment transaction	(25)			(25)
Equity method investment net earnings	113	$(53)	$49	109

Net earnings	808	(53)	49	804

Noncontrolling interest earnings	(1)			(1)

Net earnings attributable to Mondelēz International	$807	$(53)	$49	$803

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.56			$0.56

Diluted earnings per share attributable to Mondelēz International	$0.55			$0.55

Average shares outstanding:
Basic	1,445			1,445
Diluted	1,458			1,458

Schedule 1.6

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2019
	As Reported	Remove current period JDE results	Add prior period JDE results	As Recast
Net revenues	$6,538			$6,538
Cost of sales	3,945			3,945

Gross profit	2,593			2,593
Gross profit margin	39.7%			39.7%

Selling, general and administrative expenses	1,493			1,493
Asset impairment and exit costs	20			20
Amortization of intangibles	44			44

Operating income	1,036			1,036
Operating income margin	15.8%			15.8%

Benefit plan non-service income	(17)			(17)
Interest and other expense, net	80			80

Earnings before income taxes	973			973

Provision for income taxes	(189)			(189)
Effective tax rate	19.4%			19.4%
Gain on equity method investment transactions	23			23
Equity method investment net earnings	113	$(50)	$103	166

Net earnings	920	(50)	103	973

Noncontrolling interest earnings	(6)			(6)

Net earnings attributable to Mondelēz International	$914	$(50)	$103	$967

Per share data:
Basic earnings per share attributable to Mondelēz International	$0.63			$0.67

Diluted earnings per share attributable to Mondelēz International	$0.63			$0.66

Average shares outstanding:
Basic	1,449			1,449
Diluted	1,461			1,461

Schedule 1.7

Mondelēz International, Inc. and Subsidiaries

Condensed Consolidated Statements of Earnings

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2018
	As Reported	Remove current period JDE results	Add prior period JDE results	As Recast
Net revenues	$25,938			$25,938
Cost of sales	15,586			15,586

Gross profit	10,352			10,352
Gross profit margin	39.9%			39.9%

Selling, general and administrative expenses	6,475			6,475
Asset impairment and exit costs	389			389
Amortization of intangibles	176			176

Operating income	3,312			3,312
Operating income margin	12.8%			12.8%

Benefit plan non-service income	(50)			(50)
Interest and other expense, net	520			520

Earnings before income taxes	2,842			2,842

Provision for income taxes	(773)			(773)
Effective tax rate	27.2%			27.2%
Gain on equity method investment transactions	778			778
Equity method investment net earnings	548	$(230)	$166	484

Net earnings	3,395	(230)	166	3,331

Noncontrolling interest earnings	(14)			(14)

Net earnings attributable to Mondelēz International	$3,381	$(230)	$166	$3,317

Per share data:
Basic earnings per share attributable to Mondelēz International	$2.30			$2.25

Diluted earnings per share attributable to Mondelēz International	$2.28			$2.23

Average shares outstanding:
Basic	1,472			1,472
Diluted	1,486			1,486

Schedule 2.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$856	$(33)	$190	$699	$148	21.2%	$(71)	$(121)	$7	$736	$0.51
Simplify to Grow Program	58	—	—	58	13		—	—	—	45	0.03
Mark-to-market (gains)/losses from derivatives	185	—	1	184	32		—	—	—	152	0.11
Acquisition-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures - KDP	—	—	—	—	—		—	2	—	(2)	—
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.06
Gain on equity method investment transactions	—	—	—	—	(17)		71	—	—	(54)	(0.04)
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	1		—	(8)	—	7	—

Adjusted (Non-GAAP) - As Recast	$1,106	$(33)	$85	$1,054	$203	19.3%	$—	$(127)	$7	$971	$0.67

Currency										43	0.03

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,014	$0.70

Diluted Average Shares Outstanding											1,445

	For the Three Months Ended March 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$1,036	$(17)	$80	$973	$189	19.4%	$(23)	$(166)	$6	$967	$0.66
Simplify to Grow Program	70	—	—	70	19		—	—	—	51	0.03
Mark-to-market (gains)/losses from derivatives	(16)	—	—	(16)	(3)		—	—	—	(13)	(0.01)
Divestiture-related costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Net earnings from divestitures	(4)	—	—	(4)	—		—	—	—	(4)	—
Net earnings from divestitures - KDP	—	—	—	—	—		—	1	—	(1)	—
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
U.S. tax reform discrete net tax expense	—	—	—	—	(1)		—	—	—	1	—
Gain on equity method investment transactions	—	—	—	—	(5)		23	—	—	(18)	(0.01)
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	4		—	(17)	—	13	0.01

Adjusted (Non-GAAP) - As Recast	$1,090	$(17)	$80	$1,027	$203	19.8%	$—	$(182)	$6	$1,000	$0.68

Diluted Average Shares Outstanding											1,461

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$3,843	$(60)	$456	$3,447	$2	0.1%	$2	$(501)	$15	$3,929	$2.69
Simplify to Grow Program	442	(6)	—	448	103		—	—	—	345	0.24
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(91)	—	(1)	(90)	(19)		—	—	—	(71)	(0.05)
Acquisition-related costs	3	—	—	3	1		—	—	—	2	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	(9)	—	—	(9)	—		—	—	—	(9)	(0.01)
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	6	—	(4)	—
Gain on divestitures	(44)	—	—	(44)	(3)		—	—	—	(41)	(0.03)
Remeasurement of net monetary position	(4)	—	—	(4)	—		—	—	—	(4)	—
Impact from pension participation changes	(35)	—	(6)	(29)	(8)		—	—	—	(21)	(0.02)
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.05
CEO transition remuneration	9	—	—	9	—		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Swiss tax reform net impacts	2	—	—	2	769		—	—	—	(767)	(0.53)
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(5)		—	—	—	5	—
Loss on equity method investment transactions	—	—	—	—	(6)		(2)	—	—	8	0.01
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	11		—	(56)	—	45	0.03

Adjusted (Non-GAAP) - As Recast	$4,264	$(66)	$338	$3,992	$878	22.0%	$—	$(551)	$15	$3,650	$2.50

Currency										222	0.16

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,872	$2.66

Diluted Average Shares Outstanding											1,458

	For the Twelve Months Ended December 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$3,312	$(50)	$520	$2,842	$773	27.2%	$(778)	$(484)	$14	$3,317	$2.23
Simplify to Grow Program	626	(5)	—	631	156		—	—	—	475	0.32
Intangible asset impairment charges	68	—	—	68	16		—	—	—	52	0.03
Mark-to-market (gains)/losses from derivatives	(141)	—	1	(142)	(10)		—	—	—	(132)	(0.09)
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Acquisition-related costs	13	—	—	13	3		—	—	—	10	0.01
Divestiture-related costs	(1)	—	—	(1)	(2)		—	—	—	1	—
Net earnings from divestitures	(19)	—	—	(19)	—		—	—	—	(19)	(0.02)
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	8	—	(6)	—
Remeasurement of net monetary position	11	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	423	—	(6)	429	108		—	—	—	321	0.22
Impact from resolution of tax matters	(15)	—	(4)	(11)	6		—	—	—	(17)	(0.01)
CEO transition remuneration	22	—	—	22	5		—	—	—	17	0.01
Gain related to interest rate swaps	—	—	10	(10)	(2)		—	—	—	(8)	(0.01)
Loss on debt extinguishment and related expenses	—	—	(140)	140	35		—	—	—	105	0.07
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(19)		—	—	—	19	0.01
Gain on equity method investment transactions	—	—	—	—	(192)		778	—	—	(586)	(0.39)
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	(16)		—	37	—	(21)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,302	$(55)	$381	$3,976	$859	21.6%	$—	$(439)	$14	$3,542	$2.38

Diluted Average Shares Outstanding											1,486

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$906	$(18)	$70	$854	$230	26.9%	$—	$(112)	$3	$733	$0.50
Simplify to Grow Program	138	—	—	138	36		—	—	—	102	0.07
Mark-to-market (gains)/losses from derivatives	(22)	—	1	(23)	(5)		—	—	—	(18)	(0.01)
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	2	—	(1)	—
Remeasurement of net monetary position	(6)	—	—	(6)	—		—	—	—	(6)	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.04
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(3)		—	—	—	3	—
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	2		—	(15)	—	13	0.01
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,101	$(18)	$68	$1,051	$281	26.7%	$—	$(125)	$3	$892	$0.61

Currency										35	0.03

Adjusted @ Constant FX (Non-GAAP) - As Recast										$927	$0.64

Diluted Average Shares Outstanding											1,453

	For the Three Months Ended December 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$870	$(3)	$106	$767	$111	14.5%	$(21)	$(83)	$3	$757	$0.51
Simplify to Grow Program	194	(2)	—	196	45		—	—	—	151	0.10
Mark-to-market (gains)/losses from derivatives	40	—	2	38	17		—	—	—	21	0.02
Acquisition integration costs	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Divestiture-related costs	2	—	—	2	—		—	—	—	2	—
Net earnings from divestitures	(5)	—	—	(5)	1		—	—	—	(6)	—
Net earnings from divestitures - KDP	—	—	—	—	—		—	1	—	(1)	—
Remeasurement of net monetary position	(2)	—	—	(2)	—		—	—	—	(2)	—
Impact from pension participation changes	15	—	(3)	18	4		—	—	—	14	0.01
Impact from resolution of tax matters	(26)	—	—	(26)	(9)		—	—	—	(17)	(0.01)
CEO transition remuneration	4	—	—	4	1		—	—	—	3	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	77		—	—	—	(77)	(0.05)
Gain on equity method investment transactions	—	—	—	—	(8)		21	—	—	(13)	(0.01)
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	7		—	(40)	—	33	0.02
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,091	$(5)	$105	$991	$246	24.8%	$—	$(122)	$3	$864	$0.59

Diluted Average Shares Outstanding											1,470

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$876	$(13)	$205	$684	$(633)	(92.5)%	$—	$(114)	$5	$1,426	$0.98
Simplify to Grow Program	151	(1)	—	152	29		—	—	—	123	0.08
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(20)	—	(2)	(18)	(8)		—	—	—	(10)	(0.01)
Acquisition-related costs	1	—	—	1	1		—	—	—	—	—
Divestiture-related costs	(4)	—	—	(4)	(1)		—	—	—	(3)	—
Net earnings from divestitures - KDP	—	—	—	—	—		—	1	—	(1)	—
Gain on divestitures	(3)	—	—	(3)	1		—	—	—	(4)	—
Remeasurement of net monetary position	1	—	—	1	—		—	—	—	1	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Swiss tax reform net impacts	2	—	—	2	769		—	—	—	(767)	(0.53)
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	2		—	(12)	—	10	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP) - As Recast	$1,065	$(14)	$89	$990	$174	17.6%	$—	$(125)	$5	$936	$0.64

Currency										46	0.03

Adjusted @ Constant FX (Non-GAAP) - As Recast										$982	$0.67

Diluted Average Shares Outstanding											1,458

	For the Three Months Ended September 30, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$737	$(19)	$86	$670	$310	46.3%	$(757)	$(84)	$3	$1,198	$0.81
Simplify to Grow Program	139	—	—	139	34		—	—	—	105	0.07
Intangible asset impairment charges	68	—	—	68	16		—	—	—	52	0.03
Mark-to-market (gains)/losses from derivatives	112	—	(1)	113	12		—	—	—	101	0.07
Acquisition integration costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	(6)	—	—	(6)	—		—	—	—	(6)	—
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	1	—	—	—
Remeasurement of net monetary position	13	—	—	13	—		—	—	—	13	0.01
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
CEO transition remuneration	4	—	—	4	1		—	—	—	3	—
Gain related to interest rate swaps	—	—	1	(1)	—		—	—	—	(1)	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(9)		—	—	—	9	0.01
Gain on equity method investment transactions	—	—	—	—	(184)		757	—	—	(573)	(0.39)
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	2		—	(9)	—	7	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP) - As Recast	$1,068	$(19)	$83	$1,004	$182	18.1%	$—	$(92)	$3	$911	$0.62

Diluted Average Shares Outstanding											1,480

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$1,025	$(12)	$101	$936	$216	23.1%	$25	$(109)	$1	$803	$0.55
Simplify to Grow Program	83	(5)	—	88	19		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	(33)	—	—	(33)	(3)		—	—	—	(30)	(0.02)
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	11	—	—	11	1		—	—	—	10	0.01
Net earnings from divestitures	(5)	—	—	(5)	—		—	—	—	(5)	(0.01)
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	2	—	(1)	—
Gain on divestitures	(41)	—	—	(41)	(3)		—	—	—	(38)	(0.03)
Remeasurement of net monetary position	(1)	—	—	(1)	—		—	—	—	(1)	—
Impact from pension participation changes	(35)	—	—	(35)	(9)		—	—	—	(26)	(0.02)
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(1)		—	—	—	1	—
Loss on equity method investment transactions	—	—	—	—	(2)		(25)	—	—	27	0.02
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	3		—	(12)	—	9	0.01

Adjusted (Non-GAAP) - As Recast	$1,008	$(17)	$101	$924	$220	23.8%	$—	$(119)	$1	$822	$0.56

Currency										53	0.04

Adjusted @ Constant FX (Non-GAAP) - As Recast										$875	$0.60

Diluted Average Shares Outstanding											1,458

	For the Three Months Ended June 30, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$481	$(15)	$248	$248	$15	6.0%	$—	$(88)	$2	$319	$0.21
Simplify to Grow Program	179	(3)	—	182	47		—	—	—	135	0.09
Mark-to-market (gains)/losses from derivatives	(88)	—	—	(88)	(14)		—	—	—	(74)	(0.05)
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	13	—	—	13	3		—	—	—	10	0.01
Net earnings from divestitures	(2)	—	—	(2)	(2)		—	—	—	—	—
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	—	—	1	—
Impact from pension participation changes	408	—	—	408	103		—	—	—	305	0.20
Impact from resolution of tax matters	11	—	(4)	15	15		—	—	—	—	—
CEO transition remuneration	10	—	—	10	2		—	—	—	8	0.01
Loss related to interest rate swaps	—	—	(5)	5	1		—	—	—	4	—
Loss on debt extinguishment and related expenses	—	—	(140)	140	35		—	—	—	105	0.07
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	2		—	—	—	(2)	—
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	1		—	(8)	—	7	0.01
Rounding	2	—	—	2	—		—	—	—	2	—

Adjusted (Non-GAAP) - As Recast	$1,016	$(18)	$99	$935	$207	22.1%	$—	$(96)	$2	$822	$0.55

Diluted Average Shares Outstanding											1,488

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$1,036	$(17)	$80	$973	$189	19.4%	$(23)	$(166)	$6	$967	$0.66
Simplify to Grow Program	70	—	—	70	19		—	—	—	51	0.03
Mark-to-market (gains)/losses from derivatives	(16)	—	—	(16)	(3)		—	—	—	(13)	(0.01)
Divestiture-related costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Net earnings from divestitures	(4)	—	—	(4)	—		—	—	—	(4)	—
Net earnings from divestitures - KDP	—	—	—	—	—		—	1	—	(1)	—
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(1)		—	—	—	1	—
Gain on equity method investment transactions	—	—	—	—	(5)		23	—	—	(18)	(0.01)
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	4		—	(17)	—	13	0.01

Adjusted (Non-GAAP) - As Recast	$1,090	$(17)	$80	$1,027	$203	19.8%	$—	$(182)	$6	$1,000	$0.68

Currency										88	0.06

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,088	$0.74

Diluted Average Shares Outstanding											1,461

	For the Three Months Ended March 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$1,224	$(13)	$80	$1,157	$337	29.1%	$—	$(229)	$6	$1,043	$0.69
Simplify to Grow Program	114	—	—	114	30		—	—	—	84	0.06
Mark-to-market (gains)/losses from derivatives	(206)	—	—	(206)	(25)		—	—	—	(181)	(0.12)
Acquisition integration costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	(3)	—	—	(3)	(2)		—	—	—	(1)	—
Net earnings from divestitures	(6)	—	—	(6)	1		—	—	—	(7)	(0.01)
Net earnings from divestitures - KDP	—	—	—	—	—		—	6	—	(6)	—
CEO transition remuneration	4	—	—	4	1		—	—	—	3	—
Gain related to interest rate swaps	—	—	14	(14)	(3)		—	—	—	(11)	(0.01)
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(89)		—	—	—	89	0.06
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	(26)		—	94	—	(68)	(0.04)
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,127	$(13)	$94	$1,046	$224	21.4%	$—	$(129)	$6	$945	$0.63

Diluted Average Shares Outstanding											1,505

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$3,312	$(50)	$520	$2,842	$773	27.2%	$(778)	$(484)	$14	$3,317	$2.23
Simplify to Grow Program	626	(5)	—	631	156		—	—	—	475	0.32
Intangible asset impairment charges	68	—	—	68	16		—	—	—	52	0.03
Mark-to-market (gains)/losses from derivatives	(141)	—	1	(142)	(10)		—	—	—	(132)	(0.09)
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Acquisition-related costs	13	—	—	13	3		—	—	—	10	0.01
Divestiture-related costs	(1)	—	—	(1)	(2)		—	—	—	1	—
Net earnings from divestitures	(19)	—	—	(19)	—		—	—	—	(19)	(0.02)
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	8	—	(6)	—
Remeasurement of net monetary position	11	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	423	—	(6)	429	108		—	—	—	321	0.22
Impact from resolution of tax matters	(15)	—	(4)	(11)	6		—	—	—	(17)	(0.01)
CEO transition remuneration	22	—	—	22	5		—	—	—	17	0.01
Gain related to interest rate swaps	—	—	10	(10)	(2)		—	—	—	(8)	(0.01)
Loss on debt extinguishment and related expenses	—	—	(140)	140	35		—	—	—	105	0.07
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	(19)		—	—	—	19	0.01
Gain on equity method investment transactions	—	—	—	—	(192)		778	—	—	(586)	(0.39)
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	(16)		—	37	—	(21)	(0.01)

Adjusted (Non-GAAP) - As Recast	$4,302	$(55)	$381	$3,976	$859	21.6%	$—	$(439)	$14	$3,542	$2.38

Currency										35	0.03

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,577	$2.41

Diluted Average Shares Outstanding											1,486

	For the Twelve Months Ended December 31, 2017
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP) - As Recast	$3,462	$(44)	$382	$3,124	$666	21.3%	$(40)	$(315)	$14	$2,799	$1.83
Simplify to Grow Program	777	(15)	—	792	190		—	—	—	602	0.39
Intangible asset impairment charges	109	—	—	109	30		—	—	—	79	0.05
Mark-to-market (gains)/losses from derivatives	96	—	—	96	6		—	—	—	90	0.06
Malware incident incremental expenses	84	—	—	84	27		—	—	—	57	0.04
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Divestiture-related costs	31	—	(3)	34	(8)		—	—	—	42	0.02
Net earnings from divestitures	(92)	—	—	(92)	(16)		—	6	—	(82)	(0.06)
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	3	—	(2)	—
Gain on divestitures	(186)	—	—	(186)	(7)		—	—	—	(179)	(0.11)
Impacts from resolution of tax matters	(209)	—	72	(281)	(75)		—	—	—	(206)	(0.13)
CEO transition remuneration	14	—	—	14	5		—	—	—	9	0.01
Loss on debt extinguishment and related expenses	—	—	(11)	11	4		—	—	—	7	—
U.S. tax reform discrete net tax (benefit)/expense	—	—	—	—	44		—	—	—	(44)	(0.03)
Gain on equity method investment transactions	—	—	—	—	(15)		40	—	—	(25)	(0.02)
Equity method investee acquisition-related or other charges/benefits, net	—	—	—	—	10		—	(67)	—	57	0.04
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$4,088	$(59)	$440	$3,707	$860	23.2%	$—	$(373)	$14	$3,206	$2.09

Diluted Average Shares Outstanding											1,531

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 3.1

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Recast	$0.51	$0.66	$(0.15)	(22.7)%
Simplify to Grow Program	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	0.11	(0.01)	0.12
Loss related to interest rate swaps	0.06	—	0.06
Gain on equity method investment transactions	(0.04)	(0.01)	(0.03)
Equity method investee acquisition-related or other charges/benefits, net	—	0.01	(0.01)

Adjusted EPS (Non-GAAP) - As Recast	$0.67	$0.68	$(0.01)	(1.5)%
Impact of unfavorable currency	0.03	—	0.03

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.70	$0.68	$0.02	2.9%

Schedule 3.2

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Recast	$2.69	$2.23	$0.46	20.6%
Simplify to Grow Program	0.24	0.32	(0.08)
Intangible asset impairment charges	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	(0.05)	(0.09)	0.04
Acquisition-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.01)	(0.02)	0.01
Gain on divestitures	(0.03)	—	(0.03)
Remeasurement of net monetary position	—	0.01	(0.01)
Impact from pension participation changes	(0.02)	0.22	(0.24)
Impact from resolution of tax matters	0.05	(0.01)	0.06
CEO transition remuneration	0.01	0.01	—
(Gain)/loss related to interest rate swaps	0.08	(0.01)	0.09
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Swiss tax reform net impacts	(0.53)	—	(0.53)
U.S. tax reform discrete net tax (benefit)/expense	—	0.01	(0.01)
(Gain)/loss on equity method investment transactions	0.01	(0.39)	0.40
Equity method investee acquisition-related or other charges/benefits, net	0.03	(0.01)	0.04

Adjusted EPS (Non-GAAP) - As Recast	$2.50	$2.38	$0.12	5.0%
Impact of unfavorable currency	0.16	—	0.16

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.66	$2.38	$0.28	11.8%

Schedule 3.3

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Recast	$0.50	$0.51	$(0.01)	(2.0)%
Simplify to Grow Program	0.07	0.10	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.01)	0.02	(0.03)
Impact from pension participation changes	—	0.01	(0.01)
Impact from resolution of tax matters	0.04	(0.01)	0.05
U.S. tax reform discrete net tax (benefit)/expense	—	(0.05)	0.05
Gain on equity method investment transactions	—	(0.01)	0.01
Equity method investee acquisition-related or other charges/benefits, net	0.01	0.02	(0.01)

Adjusted EPS (Non-GAAP) - As Recast	$0.61	$0.59	$0.02	3.4%
Impact of unfavorable currency	0.03	—	0.03

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.64	$0.59	$0.05	8.5%

Schedule 3.4

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Recast	$0.98	$0.81	$0.17	21.0%
Simplify to Grow Program	0.08	0.07	0.01
Intangible asset impairment charges	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	(0.01)	0.07	(0.08)
Remeasurement of net monetary position	—	0.01	(0.01)
Loss related to interest rate swaps	0.08	—	0.08
Swiss tax reform net impacts	(0.53)	—	(0.53)
U.S. tax reform discrete net tax (benefit)/expense	—	0.01	(0.01)
Gain on equity method investment transactions	—	(0.39)	0.39
Equity method investee acquisition-related or other charges/benefits, net	0.01	0.01	—

Adjusted EPS (Non-GAAP) - As Recast	$0.64	$0.62	$0.02	3.2%
Impact of unfavorable currency	0.03	—	0.03

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.67	$0.62	$0.05	8.1%

Schedule 3.5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Recast	$0.55	$0.21	$0.34	161.9%
Simplify to Grow Program	0.05	0.09	(0.04)
Mark-to-market (gains)/losses from derivatives	(0.02)	(0.05)	0.03
Acquisition-related costs	—	0.01	(0.01)
Divestiture-related costs	0.01	—	0.01
Net earnings from divestitures	(0.01)	—	(0.01)
Gain on divestitures	(0.03)	—	(0.03)
Impact from pension participation changes	(0.02)	0.20	(0.22)
CEO transition remuneration	—	0.01	(0.01)
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Net loss on equity method investment transactions	0.02	—	0.02
Equity method investee acquisition-related or other charges/benefits, net	0.01	0.01	—

Adjusted EPS (Non-GAAP) - As Recast	$0.56	$0.55	$0.01	1.8%
Impact of unfavorable currency	0.04	—	0.04

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.60	$0.55	$0.05	9.1%

Schedule 3.6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Recast	$0.66	$0.69	$(0.03)	(4.3)%
Simplify to Grow Program	0.03	0.06	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.01)	(0.12)	0.11
Net earnings from divestitures	—	(0.01)	0.01
Gain related to interest rate swaps	—	(0.01)	0.01
U.S. tax reform discrete net tax (benefit)/expense	—	0.06	(0.06)
Gain on equity method investment transactions	(0.01)	—	(0.01)
Equity method investee acquisition-related or other charges/benefits, net	0.01	(0.04)	0.05

Adjusted EPS (Non-GAAP) - As Recast	$0.68	$0.63	$0.05	7.9%
Impact of unfavorable currency	0.06	—	0.06

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.74	$0.63	$0.11	17.5%

Schedule 3.7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2018	2017	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP) - As Recast	$2.23	$1.83	$0.40	21.9%
Simplify to Grow Program	0.32	0.39	(0.07)
Intangible asset impairment charges	0.03	0.05	(0.02)
Mark-to-market (gains)/losses from derivatives	(0.09)	0.06	(0.15)
Malware incident incremental expenses	—	0.04	(0.04)
Acquisition-related costs	0.01	—	0.01
Divestiture-related costs	—	0.02	(0.02)
Net earnings from divestitures	(0.02)	(0.06)	0.04
Gain on divestitures	—	(0.11)	0.11
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	0.22	—	0.22
Impact from resolution of tax matters	(0.01)	(0.13)	0.12
CEO transition remuneration	0.01	0.01	—
Gain related to interest rate swaps	(0.01)	—	(0.01)
Loss on debt extinguishment and related expenses	0.07	—	0.07
U.S. tax reform discrete net tax (benefit)/expense	0.01	(0.03)	0.04
Gain on equity method investment transactions	(0.39)	(0.02)	(0.37)
Equity method investee acquisition-related or other charges/benefits, net	(0.01)	0.04	(0.05)

Adjusted EPS (Non-GAAP) - As Recast	$2.38	$2.09	$0.29	13.9%
Impact of unfavorable currency	0.03	—	0.03

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.41	$2.09	$0.32	15.3%